UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

(Amendment No 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 24, 2008

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

305-569-2000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 24, 2008, BankUnited Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) under Item 2.02, to which it attached a press release, including various financial schedules, and a presentation of its financial results for the first quarter of fiscal 2008. The Company is filing this Amendment No. 1 to the Form 8-K to provide new financial schedules and a revised First Quarter 2008 Financial Presentation that supersede the schedules attached to the press release announcing the results for the first quarter of fiscal 2008 and revise the previously filed Financial Presentation. The new schedules and revised Financial Presentation reflect the following changes to the schedules attached to the press release and the Financial Presentation: (i) in Exhibit 99.1, inclusion of the after-tax effect of the provision for loan loss for the three months ended September 30, 2007 and December 31, 2006; and (ii) in Exhibit 99.2, revising the Tier 1 Risk Based Capital for BankUnited, FSB, the Company’s wholly owned subsidiary, from $1.263 billion to $1.153 billion and revising the Tier 1 Risk Based Capital amount in excess of the 6% prompt corrective provision of the Federal Deposit Insurance Act of 1991 from $683 million to $674 million. The Tier 1 Risk Based Capital ratio of 14.4% disclosed in the presentation was accurate. The new schedules and revised presentation are attached as Exhibit 99.1 and 99.2, respectively.

Item 2.02	Results of Operations and Financial Condition.

The information included in the exhibits to this Form 8-K/A is deemed to be “filed” under the Securities Exchange Act of 1934, as amended, and supersedes the financial information set forth in the financial schedules set forth in the press release in Exhibit 99.1 and the financial presentation set forth in Exhibit 99.2 of the Form 8-K dated and filed January 24, 2008, which is amended by this Form 8-K/A. As such, they will be expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, and the information contained herein shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibit No.	Exhibit Title
99.1	New Schedules of Financial Data for the First Fiscal Quarter 2008

99.2	Revised First Fiscal Quarter 2008 Financial Presentation

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION
Date: February 11, 2008

	By:	/s/ Humberto L. Lopez
Humberto L. Lopez Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	New Schedules of Financial Data for the First Fiscal Quarter 2008

99.2	Revised First Fiscal Quarter 2008 Financial Presentation